WESTCORE TRUST

Supplement dated September 4, 2015 to the Westcore Equity and Bond Funds Prospectus, dated April 30, 2015, as supplemented July 6, 2015 and July 22, 2015, and the Westcore International Small-Cap Fund Summary Prospectus, dated April 30, 2015.

Effective September 15, 2015, the Westcore International Small-Cap Fund (the “Fund”) will reopen to new investors.

All references to the Fund being closed to new investors are deleted from the Westcore Equity and Bond Funds Prospectus and the Westcore International Small-Cap Fund Summary Prospectus.

If you own your Fund shares through a financial intermediary (your “Service Organization”), you may wish to contact your Service Organization directly to verify the Fund’s availability for new purchases as some Service Organizations may require additional time to reopen the Fund.

Please retain this supplement for future reference.

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